UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2012

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ballston Tower

671 N. Glebe Rd, Suite 800

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with its current “continuous equity” offering program (the “CEP”), under which AvalonBay Communities, Inc. (the “Company”) may sell up to an aggregate amount of $500,000,000 of shares of its common stock (the “Shares”) from time to time during the three-year period beginning November 5, 2010 in “at the market” offerings, the Company filed today with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated February 28, 2012 (the “Prospectus Supplement”).  The Company filed a new “universal shelf” registration statement on Form S-3 (File No. 333-179720, filed February 27, 2012) (the “Registration Statement”) and the related Prospectus Supplement to replace the Company’s prior universal shelf registration statement and the related prior prospectus supplement because SEC rules require companies to refile most shelf registration statements every three years.  The Prospectus Supplement and the Registration Statement therefore represent continuations of (1) the Company’s prior prospectus supplement dated November 5, 2010 with respect to the CEP and (2) the Company’s prior Form S-3 universal shelf registration statement filed March 1, 2009.  The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the CEP.  Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock and determinations by the Company of the appropriate sources of funding for the Company.

From program inception in November 2010 through January 31, 2012, the Company sold 2,490,765 shares at an average price of $119.84 per share, for aggregate net proceeds of $294,000,000.

The Shares will be issued pursuant to the Prospectus Supplement and the Registration Statement.  Copies of the Prospectus Supplement may be obtained by contacting the Company at the address on the cover page of this Current Report on Form 8-K.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

ITEM 9.01             Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered.

23.1	Consent of Goodwin Procter LLP (included in 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: February 28, 2012	By:	/s/ Thomas J. Sargeant
Thomas J. Sargeant
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered.

23.1	Consent of Goodwin Procter LLP (included in 5.1).